Provisions	12 Months Ended
Dec. 31, 2017
Provisions [abstract]
Provisions

16. PROVISIONS

	Closure and Decommissioning	Litigation	Total
December 31, 2015	$50,453	$4,418	$54,871
Revisions in estimates and obligations incurred	6,875	—	6,875
Charged (credited) to earnings:
-new provisions	—	347	347
-change in estimate	—	(104)	(104)
-exchange gains on provisions	—	(32)	(32)
Charged in the year	—	(297)	(297)
Reclamation expenditures	(6,080)	—	(6,080)
Accretion expense (Note 23)	4,363	—	4,363
December 31, 2016	$55,611	$4,332	$59,943
Revisions in estimates and obligations incurred	12,561	—	12,561
Charged (credited) to earnings:
-new provisions	—	767	767
-change in estimate	—	(228)	(228)
-exchange gains on provisions	—	93	93
Charged in the year	—	(867)	(867)
Reclamation expenditures	(8,749)	—	(8,749)
Accretion expense (Note 23)	5,973	—	5,973
December 31, 2017	$65,396	$4,097	$69,493

Maturity analysis of total provisions:	December 31, 2017	December 31, 2016
Current	$8,245	$8,499
Non-Current	61,248	51,444
	$69,493	$59,943

Closure and Decommissioning Cost Provision
The total inflated and undiscounted amount of estimated cash flows required to settle the Company’s estimated future closure and decommissioning costs is $142.2 million (December 31, 2016 - $122.1 million) which has been inflated using inflation rates of between 2% and 25% (2016 – between 1% and 23%). The total provision for closure and decommissioning cost is calculated using discount rates of between 2% and 24% (2016 - between 1% and 30%). Revisions made to the reclamation obligations in 2017 were primarily a result of increased site disturbance at the mines as well as revisions to the estimate based on periodic reviews of closure plans, actual expenditures incurred and concurrent closure activities completed. These obligations will be funded from operating cash flows, reclamation deposits and cash on hand.
The accretion expense charged to 2017 earnings as finance expense was $6.0 million (2016 - $4.4 million). Reclamation expenditures paid during the current year were $8.7 million (2016 - $6.1 million).
Litigation Provision
The litigation provision consists of amounts accrued for labour claims at several of the Company’s mine operations. The balance of $4.1 million at December 31, 2017 (2016 - $4.3 million) represents the Company’s best estimate for all known and anticipated future obligations related to the above claims. The amount and timing of any expected payments are uncertain as their determination is outside the control of the Company.